UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 E. 9th Street, Suite 1400 Austin, TX	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On March 1, 2023, the Board of Directors (the “Board”) of CrowdStrike Holdings, Inc. (the “Company”) appointed Michael Sentonas as an executive officer for purposes of Rule 3b-7 under the Securities Exchange Act of 1934 and Item 401(b) of Regulation S-K and as the Company’s President under the Amended and Restated Bylaws of the Company, effective immediately.

Prior to being appointed President, Mr. Sentonas, 49, served as our Chief Technology Officer since February 2020, and as our Vice President, Technology Strategy from May 2016 to February 2020. Immediately prior to joining us, Mr. Sentonas served at McAfee Corp. from March 2004 to April 2016 in various positions, and finally as Chief Technology Officer – Security Connected from November 2013 to April 2016. Mr. Sentonas is a board member of the CrowdStrike Foundation, a nonprofit established to support the next generation of talent and research in cybersecurity and artificial intelligence through scholarships, grants, and other activities, and a member of the Forbes Technology Counsel, an organization for senior technology executives. He is an active public speaker on security issues and advises government and business communities on global and local cyber security threats. Mr. Sentonas holds a bachelor’s degree in computer science from Edith Cowan University, Western Australia.

There is no arrangement or understanding with any person pursuant to which Mr. Sentonas was appointed, and there are no family relationships between Mr. Sentonas and any of our directors or executive officers. Additionally, there are no transactions between us or our subsidiaries and Mr. Sentonas that would be required to be reported under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On March 1, 2023, the Board adopted with immediate effect Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) to add flexibility to the number of persons who can be appointed to one office.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.2	Amended and Restated Bylaws of CrowdStrike Holdings, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: March 3, 2023	/s/ Burt W. Podbere
Burt W. Podbere Chief Financial Officer